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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 13, 2003



                                 THE KNOT, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                                            13-3895178
(State or other jurisdiction of incorporation)     (I.R.S. Employer Identification Number)

                                     0-28271
                            (Commission File Number)


 462 Broadway, 6th Floor, New York, New York                         10013
(Address of Principal Executive Offices)                           (Zip Code)


                                 (212) 219-8555
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1 Press Release dated August 13, 2003 regarding The Knot's announcement of its financial results as of and for the quarter ended June 30, 2003.

         99.2 Transcript of conference call conducted August 13, 2003 regarding The Knot's announcement of its financial results as of and for the quarter ended June 30, 2003.

 Item 12.  Results of Operations and Financial Condition

         On August 13, 2003, The Knot, Inc. ("The Knot") issued a press release and conducted a conference call to announce its financial results as of and for the quarter ended June 30, 2003. A copy of The Knot's press release announcing these financial results, and a transcript of the conference call, are attached as Exhibits 99.1 and 99.2 hereto, respectively, are incorporated by reference into this report.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE KNOT, INC.
                                                (Registrant)


Date: August 15, 2003


                                                By: /s/ Richard Szefc
                                                    ----------------------------
                                                    Richard Szefc
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
--------
99.1 Press Release dated August 13, 2003 regarding The Knot, Inc.'s announcement of its financial results as of and for the quarter ended June 30, 2003.

99.2 Transcript of conference call conducted August 13, 2003 regarding The Knot's announcement of its financial results as of and for the quarter ended June 30, 2003.